UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Ritter Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

December 1, 2017

Dear Stockholder,

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Ritter Pharmaceuticals, Inc. (“Ritter” or the “Company”) on Wednesday, December 20, 2017, at 9:00 A.M. Pacific Time (PT), at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078 for the following purposes:

1.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, that effects a reverse stock split of the outstanding shares of our common stock, at a ratio within a range of 1-for-8 to 1-for-15, as determined by our board of directors (the “Reverse Stock Split Proposal”).

2.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

These items of business are more fully described in the proxy statement. In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors of Ritter has determined that the reverse stock split is in the best interests of Ritter and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.

We hope you can join us at the Special Meeting. As a stockholder, your participation in the affairs of Ritter is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by following the instruction provided in the enclosed proxy card, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Special Meeting, you will be able to vote in person even if you have previously voted.

Our Notice of Special Meeting of Stockholders and proxy statement for the Special Meeting (including proxy card) are available at www.proxyvote.com. We hope you find them informative reading.

On behalf of the board of directors, we would like to express our appreciation for your continued interest in the affairs of Ritter Pharmaceuticals, Inc.

Sincerely yours,

Michael D. Step
Chief Executive Officer

Ira E. Ritter
Executive Chairman of the Board of Directors

1880 Century Park East, #1000, Los Angeles, CA 90067

TEL: (310) 203-1000

http:// www.ritterpharmaceuticals.com

RITTER PHARMACEUTICALS, INC.
1880 Century Park East, #1000

Los Angeles, CA 90067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME	9:00 A.M. Pacific Time (PT) on Wednesday, December 20, 2017

PLACE	Reed Smith LLP 1901 Avenue of the Stars, Suite 700 Los Angeles, CA 90067-6078

ITEMS OF BUSINESS	1.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, that effects a reverse stock split of the outstanding shares of our common stock, at a ratio within a range of 1-for-8 to 1-for-15, as determined by our board of directors (the “Reverse Stock Split Proposal”).

	2.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

RECORD DATE	You are entitled to vote at the Special Meeting and any adjournment thereof if you were a stockholder at the close of business on November 22, 2017.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card or voting instruction card, and notifying you of the availability of our proxy materials on the Internet. The proxy materials are available at www.proxyvote.com.

By Order of the Board of Directors

Andrew J. Ritter
Corporate Secretary

December 1, 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on Wednesday, December 20, 2017

This Notice of Special Meeting of Stockholders and the Proxy Statement (including the proxy card) are available at:

www.proxyvote.com

This website does not use “cookies,” to track the identity of anyone accessing the website to view the proxy materials, or gather any personal information.

RITTER PHARMACEUTICALS, INC.
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS	Page

Questions and Answers About These Proxy Materials and the Special Meeting of Stockholders	1
When and where is the Special Meeting of Stockholders?	1
Why is the Company providing these proxy materials?	1
What proxy materials are being made available to stockholders?	1
When were the proxy materials first sent to stockholders?	1
How can I access the proxy materials over the Internet?	1
What proposals will be voted on at the Special Meeting?	1
What are the board of directors’ voting recommendations?	1
What shares may I vote?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
May I attend the Special Meeting in person?	2
How can I vote my shares in person at the Special Meeting?	3
How can I vote my shares without attending the Special Meeting?	3
May I change or revoke my vote?	3
How are votes counted?	3
What is the quorum requirement for the Special Meeting?	4
What is the voting requirement to approve each of the proposals?	4
What happens if I abstain from voting?	4
What is a “broker non-vote”?	4
Will I have dissenter’s rights?	4
What does it mean if I receive more than one proxy or voting instruction card?	5
Where can I find the voting results of the Special Meeting?	5

Security Ownership of Certain Beneficial Owners and Management	6

Proposal 1—Amendment to the Amended and Restated Certificate of Incorporation to Implement a Reverse Stock Split of the Company’s Outstanding Common Stock	9

Proposal 2— Grant of Discretionary Authority to Adjourn the Special Meeting if Necessary to Solicit Additional Proxies	15

Other Matters	16

Householding of Proxy Materials	16

The Company’s Website	16

The Company’s Principal Executive Office	16

Annual Report and Other SEC Filings	16

Additional Questions and Information Regarding the Special Meeting and Stockholder Proposals	17
What happens if additional proposals are presented at the Special Meeting?	17
Who will bear the cost of soliciting votes for the Special Meeting?	17
May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?	17
May I propose other business proposals for consideration at next year’s annual meeting of stockholders?	17

Annex A – Certificate of Amendment to The Amended and Restated Certificate of Incorporation

RITTER PHARMACEUTICALS, INC.

1880 Century Park East, #1000

Los Angeles, CA 90067

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS

Q:	When and where is the Special Meeting of Stockholders?

A:	The Special Meeting of Stockholders (the “Special Meeting”) will be held on Wednesday, December 20, 2017, at 9:00 A.M. Pacific Time (PT) at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078.

Directions to the Special Meeting may be found at https://www.reedsmith.com/Los-Angeles-United-States-of-America/?section=directions.

Q:	Why is the Company providing these proxy materials?

A:	The board of directors of Ritter Pharmaceuticals, Inc. (“Ritter,” the “Company,” “we,” “our,” or “us,” as the context requires) is soliciting proxies on behalf of the Company to be voted at the Special Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law and other information.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the Notice of Special Meeting of Stockholders; (2) this proxy statement; and (3) a proxy card or voting instruction card.

Q:	When were the proxy materials first sent to stockholders?

A:	The proxy materials were first mailed to stockholders on or about December 1, 2017.

Q:	How can I access the proxy materials over the Internet?

A:	An electronic copy of the proxy materials are available at www.proxyvote.com.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are two matters on which a vote is scheduled at the Special Meeting:

●	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, that effects a reverse stock split of the outstanding shares of our common stock, at a ratio within a range of 1-for-8 to 1-for-15, as determined by our board of directors (the “Reverse Stock Split Proposal”); and

●	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal (the “Adjournment Proposal”).

We will also consider and vote upon any other business properly brought before the Special Meeting.

Q:	What are the board of directors’ voting recommendations?

A:	The board of directors recommends that you vote your shares:

●	FOR the Reverse Stock Split Proposal; and
●	FOR the Adjournment Proposal.

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For a more detailed discussion of why you should vote “FOR” Proposal 1 and Proposal 2, see “Proposal 1 – Amendment to the Amended and Restated Certificate of Incorporation to Implement a Reverse Stock Split of the Company’s Outstanding Common Stock” and “Proposal 2 – Grant of Discretionary Authority to Adjourn the Special Meeting if Necessary to Solicit Additional Proxies.”

Q:	What shares may I vote?

A:	You may vote all shares of common stock of the Company that you owned as of the close of business on November 22, 2017 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of common stock is entitled to one vote. On the Record Date, there were approximately 49,506,521 shares of our common stock issued and outstanding.

Holders of shares of our Series A Convertible Preferred Stock generally have no voting rights and, accordingly, are not entitled to vote at the Special Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record

If your shares are registered directly in your name with Ritter’s transfer agent, Corporate Stock Transfer, Inc. (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Ritter or to vote your shares in person at the Special Meeting.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.

Q:	May I attend the Special Meeting in person?

A:	You are invited to attend the Special Meeting in person and we encourage all stockholders of Ritter to attend the Special Meeting in person.

All stockholders attending the Special Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the Special Meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags or packages will be permitted in the Special Meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the Special Meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the Special Meeting, stockholders agree to abide by the agenda and procedures for the Special Meeting, copies of which will be distributed to attendees at the meeting.

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Q:	How can I vote my shares in person at the Special Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Special Meeting.

If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Special Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy in advance of the meeting so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Special Meeting?

A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:

On the Internet—You may vote online by following the instructions provided in the enclosed proxy card. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on December 19, 2017.

By Telephone—You may vote by telephone by following the instructions provided in the enclosed proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on December 19, 2017.

By Mail—You may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by December 15, 2017. Sign your name exactly as it appears on the proxy card or voting instruction card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Special Meeting.

If you hold your shares directly, you must (a) file with Ritter’s Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or vote your shares in person at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to Ritter’s Transfer Agent before the Special Meeting or you vote by written ballot at the Special Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Special Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 p.m. Eastern Time (ET) on December 19, 2017.

Q:	How are votes counted?

A:	You may vote “FOR”, “AGAINST” or “ABSTAIN” for each of the proposals.

For abstentions, see “What happens if I abstain from voting?” below.

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If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the persons named as proxies by our board of directors, Andrew J. Ritter and Jeffrey S. Benjamin (the “Named Proxies”), will vote your shares in accordance with the recommendations of the board of directors.

Your broker has discretionary authority to vote your shares on the Reverse Stock Split Proposal and the Adjournment Proposal. Therefore, we do not expect any broker non-votes. See “What is a broker non-vote?” below for more information.

Q:	What is the quorum requirement for the Special Meeting?

A:	The quorum requirement for holding the Special Meeting and transacting business is a majority of the outstanding shares of common stock. The shares may be present in person or represented by proxy at the Special Meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	Pursuant to the Delaware General Corporation Law, the Reverse Stock Split Proposal (Proposal 1) must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal.

The affirmative vote of a majority of the votes cast on the Adjournment Proposal (Proposal 2) by the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Adjournment Proposal.

In each case, a quorum must be present at the Special Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Special Meeting for the purpose of determining a quorum.

With respect to the Reverse Stock Split Proposal (Proposal 1), because approval of the proposal requires the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal, abstentions will have the same practical effect as a vote against this proposal.

With respect to the Adjournment Proposal (Proposal 2), abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of this proposal.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” but brokers do not have discretionary authority to vote on matters that are deemed “non-routine”.

The Reverse Stock Split Proposal (Proposal 1) and the Adjournment Proposal (Proposal 2) are considered routine matters. This means that banks, brokers and other financial intermediaries may vote on Proposals 1 and 2 in their discretion on behalf of clients (the beneficial owners) who have not furnished voting instructions at least 10 days before the date of the Special Meeting, provided the proxy materials have been distributed at least 15 days before the date of the Special Meeting.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to either of the matters proposed to be voted on at the Special Meeting.

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Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please sign and return each proxy card and/or voting instruction card you receive. If you vote by telephone or on the Internet, you will need to vote once for each proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K following the Special Meeting.

Additional Q&A information regarding the Special Meeting and stockholder proposals may be found on page 17.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 22, 2017 by:

●	our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of November 22, 2017, pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our common stock is calculated based on an aggregate of 49,506,521 shares outstanding as of November 22, 2017.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, California 90067.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Javelin Entities(1)	7,776,534	15.6%
Aleyska Investment Group L.P.(2)	4,902,285	9.9%
Sabby Volatility Warrant Master Fund (3)	4,900,000	9.9%
Aspire Capital Fund LLC(4)	4,900,000	9.9%
Baker Bros. Funds(5)	2,800,000	5.7%

Executive Officers, Directors and Director Nominees
Michael D. Step(6)	1,002,210	2.0%
Andrew J. Ritter(7)	1,657,124	3.3%
Ira E. Ritter(8)	1,657,124	3.3%
Noah J. Doyle(1)(9)	7,799,261	15.6%
Matthew W. Foehr (10)	44,917	*
Paul V. Maier (11)	9,292	*
Gerald T. Proehl (12)	59,292	*
Dr. William M. Merino	2,606	*
All current executive officers and directors as a group (9 persons)(13)	16,039,554	28.1%

* Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Consists of (i) 7,047,804 shares of common stock held directly by Javelin Venture Partners, L.P. (“Javelin”) and 83,224 shares of common stock that Javelin has the right to acquire upon exercise of warrants to purchase common stock that are currently exercisable and (ii) 322,753 shares of common stock held directly by Javelin Venture Partners I SPV I, LLC (“Javelin SPV”) and 322,753 shares of common stock that Javelin SPV has the right to acquire upon exercise of a warrant to purchase common stock that is currently exercisable. Javelin Venture Partners GP, L.P. (“Javelin GP, LP”) serves as the general partner for Javelin and Javelin SPV, Javelin Venture Partners GP, LLC (“Javelin GP, LLC”) serves as the general partner of Javelin GP, LP, and Noah Doyle and Jed Katz serve as the managers of Javelin GP, LLC. Javelin, Javelin SPV, Javelin GP, LP, Javelin GP, LLC, and Messrs. Doyle and Katz (collectively, the “Javelin Entities”) share voting and dispositive power with respect to these shares. As a result of the application of the beneficial ownership limitation described in this footnote, this number does not include 5,000,000 shares of common stock issuable upon exercise of warrants to purchase common stock owned by Javelin. Under the terms of these warrants, Javelin is not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Javelin (and its affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. This limitation is referred to in this footnote as the “beneficial ownership limitation”. Javelin has the right to increase the beneficial ownership limitation in its discretion on 61 days’ prior written notice to us, provided that in no event is Javelin permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Javelin (and its affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. The address of the Javelin Entities is One Rincon Center, 101 Spear Street, Suite 255, San Francisco, California 94105. As a Manager of Javelin GP, LLC, Noah Doyle may be deemed the beneficial owner of these shares. Mr. Doyle expressly disclaims beneficial ownership over these shares except to the extent of his pecuniary interest therein.

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(2)	As a result of the application of the beneficial ownership limitation described in this footnote, this number does not include 4,250,000 shares of common stock issuable upon the exercise of warrants to purchase common stock owned by Aleyska Investment Group L.P. (“Aleyska”). Under the terms of these warrants, Aleyska is not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Aleyska (and its affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. This limitation is referred to in this footnote as the “beneficial ownership limitation”. Aleyska has the right to increase the beneficial ownership limitation in its discretion on 61 days’ prior written notice to us, provided that in no event is Aleyska permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Aleyska (and its affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. The address of Aleyska is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(3)	According to a Schedule 13G filed with the SEC on October 3, 2017 by Sabby Volatility Warrant Master Fund Ltd. (“Sabby”), Sabby Management, LLC (“Sabby Management”) and Hal Mintz (“Mintz”), Sabby Management and Mintz share voting and dispositive power with respect to these shares. Sabby Management is the investment manager of Sabby and Mintz is the manager of Sabby Management. As a result of the application of the beneficial ownership limitation described in this footnote, this number does not include (i) 5,000,000 shares of common stock issuable upon the exercise of warrants to purchase common stock owned by Sabby or (ii) 100,000 shares of common stock issuable upon the conversion of 40 shares of Series A Convertible Preferred Stock owned by Sabby. Under the terms of the warrants and Series A Convertible Preferred Stock issued to Sabby, Sabby is not permitted to exercise such warrants to purchase common stock or convert such Series A Convertible Preferred Stock into common stock to the extent that such exercise or conversion would result in Sabby (and its affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock or conversion of Series A Convertible Preferred Stock. This limitation on the exercise of the warrants and conversion of the Series A Convertible Preferred Stock to purchase common stock issued to Sabby is referred to in this footnote as the “beneficial ownership limitation.” Sabby has the right to increase the beneficial ownership limitation in its discretion on 61 days' prior written notice to us, provided that in no event is Sabby permitted to exercise such warrants to purchase common stock or convert Series A Convertible Preferred Stock to the extent that such exercise or conversion would result in Sabby (and its affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock or conversion of Series A Preferred Stock. The address for Sabby is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands and the address for Sabby Management and Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(4)	As a result of the application of the beneficial ownership limitation described in this footnote, this number does not include (i) 7,500,000 shares of common stock issuable upon the exercise of warrants to purchase common stock owned by Aspire Capital Fund, LLC (“Aspire”) or (ii) 2,600,000 shares of common stock issuable upon the conversion of 1,040 shares of Series A Convertible preferred stock owned by Aspire. Under the terms of the warrants and Series A Convertible Preferred Stock issued to Aspire, Aspire is not permitted to exercise such warrants to purchase common stock or convert such Series A Convertible Preferred Stock into common stock to the extent that such exercise or conversion would result in Aspire (and its affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock or conversion of Series A Convertible Preferred Stock. This limitation on the exercise of the warrants and conversion of the Series A Convertible Preferred Stock to purchase common stock issued to Aspire is referred to in this footnote as the “beneficial ownership limitation.” Aspire has the right to increase the beneficial ownership limitation in its discretion on 61 days' prior written notice to us, provided that in no event is Aspire permitted to exercise such warrants to purchase common stock or convert Series A Convertible Preferred Stock to the extent that such exercise or conversion would result in Aspire (and its affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock or conversion of Series A Preferred Stock. The address for Aspire is 155 N. Wacker Drive, Suite 1600, Chicago, IL 60606.

(5)	Consists of (i) 264,902 shares of our common stock owned by 667, L.P. and (ii) 2,535,098 shares of our common stock owned by Baker Brothers Life Sciences, L.P. (collectively, the “Baker Bros. Funds”). As a result of the application of the beneficial ownership limitation described in this footnote, this number does not include the following: (a) 1,238,287 shares of common stock issuable upon exercise of warrants to purchase common stock owned by 667, L.P. and 11,261,713 shares of common stock issuable upon exercise of warrants to purchase common stock owned by Baker Brothers Life Sciences, L.P. and (b) 1,000,000 shares of common stock issuable upon conversion of 400 shares of Series A Convertible Preferred Stock owned by 667, L.P. and 9,100,000 shares of common stock issuable upon conversion of 3,640 shares of Series A Convertible Preferred Stock owned by Baker Brothers Life Sciences, L.P. The information in this footnote is provided to us by Baker Bros. Advisors LP. Baker Bros. Advisors LP serves as the investment advisor to the Baker Bros. Funds. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. Julian C. Baker and Felix J. Baker are principals of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors LP has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Baker Bros. Funds. Julian C. Baker, Felix J. Baker, Baker Bros. Advisors LP and Baker Bros. Advisors (GP) LLC disclaim beneficial ownership of all shares held by the Baker Bros. Funds, except to the extent of their indirect pecuniary interest therein. Under the terms of the warrants and Series A Convertible Preferred Stock issued to the Baker Bros. Funds, the funds are not permitted to exercise such warrants to purchase common stock or convert such Series A Convertible Preferred Stock into common stock to the extent that such exercise or conversion would result in the Baker Bros. Funds (and their affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock or conversion of Series A Convertible Preferred Stock. This limitation on the exercise of the warrants and conversion of the Series A Convertible Preferred Stock to purchase common stock issued to the Baker Bros. Funds is referred to in this footnote as the “Beneficial Ownership Limitation.” The Baker Bros. Funds have the right to increase the Beneficial Ownership Limitation in their discretion on 61 days' prior written notice to us, provided that in no event are the Baker Bros. Funds permitted to exercise such warrants to purchase common stock or convert Series A Convertible Preferred Stock to the extent that such exercise or conversion would result in the Funds (and their affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock or conversion of Series A Preferred Stock. The address for the Baker Bros. Funds is 860 Washington Stree, 3rd Floor, New York, NY 10014.

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(6)	Includes 952,210 shares underlying stock option awards held by Mr. Step that are currently exercisable or exercisable within 60 days of November 22, 2017. The number of shares issuable upon exercise of options includes 193,960 shares subject to options that are currently exercisable, but are not subject to vesting within 60 days of November 22, 2017 and accordingly, if exercised, are subject to a repurchase right until vested.

(7)	Includes 6,250 shares owned directly, 458,603 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of November 22, 2017 and 1,192,271 shares beneficially owned by Stonehenge Partners LLC (“Stonehenge”), including 187,500 shares that are issuable upon the exercise of warrants that are currently exercisable. Under the terms of the warrants, Stonehenge is not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Stonehenge (and its affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. This limitation is referred to in this footnote as the “beneficial ownership limitation”. Stonehenge has the right to increase the beneficial ownership limitation in its discretion on 61 days’ prior written notice to us, provided that in no event is Stonehenge permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Stonehenge (and its affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. As a managing partner of Stonehenge, Andrew Ritter may be deemed the beneficial owner of these shares. Andrew Ritter expressly disclaims beneficial ownership of the shares held by Stonehenge except to the extent of his pecuniary interest therein.

(8)	Includes 458,603 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of November 22, 2017, 6,250 shares held in a retirement plan trust of which the reporting person and his spouse are trustees, and 1,192,271 shares beneficially owned by Stonehenge, including 187,500 shares that are issuable upon the exercise of warrants that are currently exercisable. Under the terms of the warrants, Stonehenge is not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Stonehenge (and its affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. This limitation is referred to in this footnote as the “beneficial ownership limitation”. Stonehenge has the right to increase the beneficial ownership limitation in its discretion on 61 days’ prior written notice to us, provided that in no event is Stonehenge permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Stonehenge (and its affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. As a managing partner of Stonehenge, Ira Ritter may be deemed the beneficial owner of these shares. Ira Ritter expressly disclaims beneficial ownership of the shares held by Stonehenge except to the extent of his pecuniary interest therein.

(9)	Includes 22,727 shares owned directly by Mr. Doyle and the shares beneficially owned by the Javelin Entities reflected in footnote (1) above. Mr. Doyle express disclaims beneficial ownership of the share held by the Javelin Entities except to the extent of his pecuniary interest therein.

(10)	Includes 9,917 shares underlying a stock option award held by Mr. Foehr that are currently exercisable or exercisable within 60 days of November 22, 2017.

(11)	Represents shares underlying a stock option award held by Mr. Maier that are currently exercisable or exercisable within 60 days of November 22, 2017.

(12)	Includes 9,292 shares underlying a stock option award held by Mr. Proehl that are currently exercisable or exercisable within 60 days of November 22, 2017.

(13)	Includes 7,492,601 shares underlying stock options and warrants that are currently exercisable or exercisable within 60 days of November 22, 2017.

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PROPOSAL 1

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION to Implement a Reverse Stock Split of the Company’s Outstanding Common Stock

General

We are seeking stockholder approval for an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), authorizing a reverse stock split of the issued and outstanding shares of our common stock, at a ratio within a range of 1-for-8 to 1-for-15, as determined by our board of directors (the “Reverse Stock Split”). The form of the proposed amendment to the Charter is attached to this proxy statement as Appendix A (the “Amendment”).

On November 2, 2017, our board of directors approved the proposed Reverse Stock Split and the Amendment in order to effect the Reverse Stock Split, subject to stockholder approval, and directed that the Amendment be submitted to a vote of the Company’s stockholders at the Special Meeting.

If approved by our stockholders, and if implemented by our board of directors, the Reverse Stock Split will become effective at the time specified in the Amendment, as filed with the Secretary of State of the State of Delaware. The exact ratio of the Reverse Stock Split within the 1-for-8 to 1-for-15 range would be determined by our board of director and publicly announced by the Company prior to filing the Amendment. In determining the appropriate ratio for the Reverse Stock Split, our board of directors will consider, among other things, factors such as:

●	the minimum price per share requirements of The Nasdaq Capital Market;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	business developments affecting us; and

●	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

On June 7, 2017, we received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying us that, because the closing bid price for our common stock had been below $1.00 per share for 30 consecutive business days, we no longer complied with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), we were provided an initial compliance period of 180 calendar days, or until December 4, 2017, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days during the 180 calendar day grace period.

In the event we are not in compliance with the Minimum Bid Price Requirement by December 4, 2017, we may be afforded a second 180 calendar day grace period. To qualify, we would be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement. In addition, we would be required to provide written notice of our intention to cure the minimum bid price deficiency during the second 180 day compliance period by effecting a reverse stock split, if necessary.

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As of the date of this proxy statement, we have not regained compliance with the Minimum Bid Price Requirement. We intend to seek an extension to the initial deadline of December 4, 2017 to demonstrate compliance with the Minimum Bid Price Requirement. If our request for an extension is granted by Nasdaq, we would have until June 4, 2018 to comply with the Minimum Bid Price Requirement. If we are unable to regain compliance with the Minimum Bid Price Requirement by this deadline, we would be required to effect a reverse stock split of our common stock in order to maintain our listing on The Nasdaq Capital Market.

Our board of directors believes that the delisting of our common stock from The Nasdaq Capital Market would result in decreased liquidity and/or increased volatility in our common stock, and a diminution of institutional investor interest in our company. Our board also believes that a delisting could cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospectus.

Our board of directors believes that an increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which is dependent on many factors, including the results of our anticipated Phase 3 clinical trials, general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.

Risks Associated with the Reverse Stock Split

Our total market capitalization immediately after the proposed Reverse Stock Split may be lower than immediately before the proposed Reverse Stock Split.

There are numerous factors and contingencies that could affect our stock price following implementation of the Reverse Stock Split, including the results of our anticipated Phase 3 clinical trials, general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the market price of our common stock may not be sustainable following the Reverse Stock Split. If the market price of our common stock declines after the Reverse Stock Split, our total market capitalization (the aggregate value of all of our outstanding common stock at the then existing market price) after the Reverse Stock Split will be lower than before the split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The Reverse Stock Split may not generate additional investor interest.

While our board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessary improve.

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Principal Effects of the Reverse Stock Split

Effect on Existing Shares of our Common Stock

The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share, as described below. The Amendment will not change the par value of our common stock.

Effect on Existing Shares of Preferred Stock

The number of shares of our Series A Convertible preferred stock (the “Series A Preferred Stock”) outstanding will not be affected by the Reverse Stock Split. However, the conversion price of each outstanding share of Series A Preferred Stock (and, as a consequence, the number of shares of common stock into which each outstanding share of Series A Preferred Stock is convertible) would be adjusted proportionately as a result of the Reverse Stock Split.

Effect on Options, Warrants and Shares Reserved for Issuance under Compensation Plans

All outstanding options and warrants to purchase shares of our common stock would be adjusted proportionately as a result of the Reverse Stock Split. In addition, the maximum number of shares available for grant under our 2015 Equity Incentive Plan would be adjusted proportionately as a result of the Reverse Stock Split.

Effect on Authorized but Unissued Shares of Common Stock

If the Board of Directors determines to implement the Reverse Stock Split, the number of our authorized shares of common stock will remain the same at 225,000,000 shares.

Anti-takeover Considerations

Because the total number of authorized shares of common stock is not being reduced in an amount proportionate to the Reverse Stock Split, the ability of the board of directors to issue authorized and unissued shares without further stockholder action will be significantly increased. However, other than as described in this proxy statement, we currently have no plans, arrangements or understandings to issue these additional authorized shares. In addition, futures issuances of common stock would be subject to the rules promulgated by the Nasdaq Stock Market requiring stockholder approval of certain transactions involving the issuance of common stock equal to 20% or more of the common stock outstanding before the issuance, and regulations of the SEC that can limit the size of financing transactions by companies with public floats of less than $75 million.

The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The additional shares of common stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our board of directors could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current board of directors.

Effective Date

If this proposal is approved by our stockholders, our board of directors will be permitted (but not required) to effect the Reverse Stock Split at any time on or before May 18, 2018 (the last day for us to effect a reverse stock split in order to regain compliance with the Minimum Bid Price Requirement, assuming Nasdaq grants our request for an extension for compliance).

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If the Reverse Stock Split is approved and implemented by our board of directors, the principal effect will be to proportionately decrease the number of outstanding shares of our common stock based on the Reverse Stock Split ratio selected by our board of directors. The table below shows the number of issued and outstanding shares of common stock as of the Record Date that will result from the various Reverse Stock Split ratios (without giving effect to the treatment of fractional shares) and the assumed post-Reverse Stock Split trading price based on the closing price of our common stock on The Nasdaq Capital Market on the Record Date, which assumes that immediately after the Reverse Stock Split, the market price of our common stock would adjust proportionately to reflect the Reverse Stock Split ratio. There can be no assurances that our common stock will trade at a price proportionate to the ratio at which a Reverse Stock Split is implemented, or that our common stock will remain at any given price following implementation of the Reverse Stock Split.

Reverse Stock Split ratio	Approximate number of shares of common stock outstanding following the Reverse Stock Split	Assumed post-Reverse Stock Split trading price

1-for-8	6,188,315	$2.78
1-for-9	5,500,724	$3.12
1-for-10	4,950,652	$3.47
1-for-11	4,500,592	$3.82
1-for-12	4,125,543	$4.17
1-for-13	3,808,193	$4.51
1-for-14	3,536,180	$4.86
1-for-15	3,300,434	$5.21

Reservation of Right to Abandon the Proposed Amendment to our Amended and Restated Certificate of Incorporation

Our board of directors reserves the right not to file the Amendment without further action by our stockholders at any time before the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Amendment, you are expressly also authorizing our board of directors to delay, not proceed with, and abandon, the Amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Fractional Shares

Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our board of directly, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our common stock on the effective date for the Reverse Stock Split as reported on the Nasdaq Stock Market by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Implementation and Exchange of Stock Certificates

As of the effective time of the Reverse Stock Split, if implemented by our board of directors, each certificate representing shares of our common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split based on the Reverse Stock Split ratio approved by our board of directors and included in the Amendment filed with the Secretary of State of the State of Delaware.

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Our transfer agent, Corporate Stock Transfer, Inc., will be available to implement the exchange of stock certificates. As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record as of the effective time of the Reverse Stock Split will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the Reverse Stock Split ratio approved by our board of directors and included in the Amendment that is filed with the Secretary of State of the State of Delaware.

Certain of our registered stockholders may hold some or all of their shares of common stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

We intend to treat shares held by stockholders in a stock brokerage accounts or through a bank or other financial intermediary in the same manner as shares held by registered stockholders whose shares are registered in their names. Banks, brokers, custodians and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold their shares of common stock with a bank, broker, custodian or other nominee and who have any questions are encouraged to contact their banks, brokers, custodians or other nominees.

After the effective time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify equity securities.

Stockholders should not destroy any stock certificate and should not submit any certificates until REQUESTED TO DO SO.

Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed Amendment or Reverse Stock Split, and we will not independently provide our stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Interests of Certain Persons in the Proposal

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Certain Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Stock Split by a U.S. holder (as defined below). This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

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There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Stock Split.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes, and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences should result from the Reverse Stock Split:

●	A U.S. holder should not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Stock Split;

●	the aggregate tax basis of the shares deemed received by a U.S. holder in the Reverse Stock Split should be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor (excluding any portion of such basis that is allocated to any fractional share of our shares); and

●	the holding period of the shares received by a U.S. holder in the Reverse Stock Split should include the holding period of the shares deemed surrendered therefor.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our shares surrendered to the shares of our share received pursuant to the Reverse Stock Split. Holders of shares of our shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder who receives cash in lieu of fractional shares in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the stockholder’s adjusted tax basis allocable to the fractional shares unless the distribution of cash is treated as having the effect of a distribution of dividend, in which case the gain will be treated as dividend income to the extent of our current accumulated earnings and profits as calculated for U.S. federal income tax purposes. Stockholders are urged to consult their own tax advisors to determine whether a stockholder’s receipt of cash has the effect of a distribution of a dividend.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain U.S. Holders. In addition, U.S. Holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers (in the case of individuals, their social security number) in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Approval Required

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

The board of directors recommends that the stockholders vote “FOR” the proposal to amend our Amended and Restated Certificate of Incorporation, as Amended, to implement a reverse stock split of the Company’s outstanding common stock at a ratio within the range of 1-for-8 to 1-for-15, as determined by the board of directors.

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PROPOSAL 2

GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to Named Proxies to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal No 1. The Named Proxies will have the discretion to decide whether or not to use the authority granted to them pursuant to Proposal No. 2 to adjourn the Special Meeting.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the shares of its capital stock of the Company present in person or represented by proxy at the Special Meeting and entitled to vote on this matter. Abstentions will be counted for purposes of establishing a quorum, but will not be counted as votes cast and therefore will have no effect on the outcome of this proposal.

The Board recommends that you vote “FOR” the proposal to grant management the discretionary authority to adjourn the Special Meeting to solicit additional proxies in favor of Proposal No. 1 if necessary.

15

OTHER MATTERS

The board of directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Special Meeting. If any other matters should properly come before the Special Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s Vice President Finance by writing to Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, CA 90067, or by calling (310) 203-1000. If a stockholder is receiving multiple copies of this proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Vice President Finance to request mailing of a single copy of this proxy statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this proxy statement, extensive information about the Company can be found on its website located at www.ritterpharmaceuticals.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

The Company’s principal executive office is located at 1880 Century Park East, #1000, Los Angeles, CA 90067.

ANNUAL REPORT AND OTHER SEC FILINGS

Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.ritterpharmaceuticals.com under the “Investor” tab. These and other SEC filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Vice President Finance, Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, CA 90067, or by calling (310) 203-1000.

16

ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE SPECIAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Special Meeting?

A:	Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Special Meeting. If you grant a proxy, the Named Proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	Ritter will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 5 Dakota Drive, Suite 300, Lake Success, NY 11042, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and to contact brokerage houses and other nominees, fiduciaries and custodians to request that such entities forward soliciting materials to beneficial owners of our common stock. For these services, we will pay Broadridge a fee of approximately $21,500. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?

A:	Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2018 annual meeting of stockholders will not be considered timely unless such proposals are received by us no later than March 4, 2018 and no earlier than February 2, 2018 in accordance with our bylaws. Any proposal to nominate a director to our board of directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit other business proposals for consideration at next year’s annual meeting of stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2018 annual meeting of stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before April 21, 2018 (or by December 22, 2017).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2018 annual meeting of stockholders will not be considered timely unless such proposal is received by us no later than March 4, 2018 and no earlier than February 2, 2018 in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our board of directors for the 2018 annual meeting of stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2018 annual meeting of stockholders.

By Order of the Board of Directors

Andrew J. Ritter
Corporate Secretary
December 1, 2017

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APPENDIX A

RITTER PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT

TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Ritter Pharmaceuticals, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.	The name of the corporation is Ritter Pharmaceuticals, Inc.

2.	This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on June 29, 2015, as amended by the Certificate of Amendment filed with the Secretary of State on September 15, 2017 (the “Certificate of Incorporation”).

3.	Article IV, Subsection A of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“(A) The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Forty Million (240,000,000), consisting of Two Hundred Twenty-Five Million (225,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and Fifteen Million (15,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

Effective 12:01 A.M., Eastern Time, on [●], 20[●] (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [●] ([●]) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation's transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder's Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the NASDAQ Capital Market as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

4.	This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its _____ on this _______ day of ________, 20__.

RITTER PHARMACEUTICALS, INC.

By
Name:
Title:

RITTER PHARMACEUTICALS, INC.
1880 CENTURY PARK EAST #1000
LOS ANGELES, CA 90067
ATTN: ELLEN MOCHIZUKI

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000348349_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

RITTER PHARMACEUTICALS, INC.
Special Meeting of Stockholders
December 20, 2017 9:00 AM (PDT)
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Andrew J. Ritter and Jeffrey S. Benjamin, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot or otherwise properly presented at the Special Meeting all of the shares of common stock of RITTER PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM (PDT) on December 20, 2017, at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078, and any adjournment or postponement thereof, with all powers that the undersigned stockholder(s) would possess if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposals 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Continued and to be signed on reverse side

0000348349_2 R1.0.1.17